UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
           ___________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 1, 2004
                                                          ---------------

                          SUSQUEHANNA BANCSHARES, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-10674                  23-2201716
       ------------                     -------                  ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

         26 North Cedar Street, Lititz, Pennsylvania              17543
------------------------------------------------------        ------------
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     The registrant issued a press release on October 1, 2004 announcing its corporate branding strategy and its decision to combine its eight bank affiliates into three, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit Number             Exhibit
--------------             -------

   99.1                    Press release, dated October 1, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUSQUEHANNA BANCSHARES, INC.
                                 (Registrant)


                                 By: /s/ William J. Reuter
                                     ---------------------
                                 William J. Reuter
                                 Chairman, President and Chief Executive Officer


Dated: October 1, 2004

                                  EXHIBIT INDEX


Exhibit Number             Exhibit
--------------             -------

   99.1                    Press release, dated October 1, 2004